SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 26, 2001


                             CENTRAL BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Massachusetts               0-25251                   04-3447594
----------------------------      ------------             -------------------
(State or other jurisdiction      (Commission              (I.R.S. employer
      of incorporation)           file number)             identification no.)



         399 Highland Avenue, Somerville, Massachusetts       02144
         ---------------------------------------------------------------
         (Address of principal executive offices)            (Zip code)


        Registrant's telephone number, including area code:(617) 628-4000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
---------------------

     Attached hereto as Exhibit 99 is a press release issued today by the Registrant detailing certain actions taken by the Board of Directors of the Registrant.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     The following is a list of exhibits filed with this Current Report on Form 8-K.

  Exhibit No.              Description
  ----------               -----------

     99                    Press Release

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CENTRAL BANCORP, INC.



Date:  July 26, 2001                  By:  /s/ John D. Doherty
                                           ------------------------------------
                                           John D. Doherty
                                           President